SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 14, 2007

(Date of Report - Date of Earliest Event Reported)

UNICORP, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

2-73389 (Commission File Number)	75-1764386 (IRS Employer Identification No.)

5075 Westheimer, Suite 975, Houston, TX 77056
(Address of principal executive offices, including zip code)

(713) 402-6700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The company announced results of operations for the three and nine month periods ended September 30, 2007, and that revenue for the three and nine month periods ended September 30, 2007, was up over 180% and 214%, respectively, over the three and nine month periods ended September 30, 2006, as well as other financial data. The company also included statements of operations and cash flows for the identified periods.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

            Inapplicable.

(b)	Pro Forma Financial Information

            Inapplicable.

(c)	Exhibits

Exhibit Number     Exhibit Description

99.1    Press Release dated November 14, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 15, 2007    UNICORP, INC.

By: /s/ Carl A. Chase____
Carl A. Chase, Chief Financial Officer

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